Exhibit 10.3

AMENDMENT NUMBER TWO TO INVESTMENT MANAGEMENT AGREEMENT

This AMENDMENT Number TWO, dated as of September 30, 2013 to the Investment Management Agreement (“Agreement”) dated as of June 1, 2011 originally made by and among WHITE MOUNTAINS ADVISORS LLC, a Delaware limited liability company (the “Advisor”), and SYMETRA FINANCIAL CORPORATION, a Delaware corporation (the “Client”). Capitalized terms used but not defined herein have the meaning set forth in the Agreement.

WITNESSETH

WHEREAS, SYMETRA INVESTMENT SERVICES, INC is an Affiliated Company as defined in the Agreement; and

WHEREAS, effective September 30, 2013, SYMETRA INVESTMENT SERVICES,
INC. was sold to John Hancock Financial Network and shall no longer be treated as a party to the Investment Management Agreement; and

WHEREAS, pursuant to Section 18 of the Investment Management Agreement, the Advisor desires to update Schedule B to the Investment Management Agreement to reflect the severance of SYMETRA INVESTMENT SERVICES, INC.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the Investment Management Agreement is hereby amended as follows:

Schedule B to the Investment Management Agreement is hereby updated to read in its entirety as set forth in Schedule B of the Agreement.

ADVISOR:	CLIENT:

WHITE MOUNTAINS ADVISORS LLC	SYMETRA FINANCIAL CORPORATION

By: /s/ Mark J.Plourde	By: /s/ Margaret Meister
Print: Mark J. Plourde	Print: Margaret Meister
Title: CFO & Treasurer	Title: CFO

AFFILIATED COMPANIES:

SYMETRA LIFE INSURANCE COMPANY
SYMETRA NATIONAL LIFE INSURANCE COMPANY
By: /s/ Margaret Meister

Print: Margaret A. Meister
Title:    Executive Vice President,
Chief Financial Officer

FIRST SYMETRA NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
By: /s/ Margaret Meister

Print: Margaret A. Meister
Title:    Executive Vice President,
Chief Financial Officer

TIF INVEST III, LLC
By: /s/ Margaret Meister

Print: Margaret A. Meister
Title:    President

SCHEDULE B AFFILIATED COMPANIES

Symetra Life Insurance Company
Symetra National Life Insurance Company
First Symetra National Life Insurance Company of New York
TIF Invest III, LLC

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